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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                August 10, 1999


                 MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
               (Exact name of registrant as specified in charter)


         New York               333-11961              25-0659306
         --------               ---------              -----------
      (State or other          (Commission           (IRS Employer
      jurisdiction of          File Number)          Identification
       incorporation)                                   Number)


                             One Mellon Bank Center
                      Pittsburgh, Pennsylvania 15258-0001
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code - (412) 234-5000

                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.       Other Events

              The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7.       Financial statements and exhibits

              (c)      Exhibits

                       20.         Monthly Certificateholders Statement


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               MELLON BANK PREMIUM FINANCE
                                               LOAN MASTER TRUST
                                               By: AFCO Credit Corporation, on
                                                   behalf of Mellon Bank
                                                   Premium Finance Loan
                                                   Master Trust


                                               By: C. Leonard O'Connell
                                                  -----------------------------
                                                   C. Leonard O'Connell
                                                   Senior Vice President,
                                                   Chief Financial Officer
                                                   and Treasurer
Date: August 12, 1999
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                                INDEX TO EXHIBIT

   Exhibit No.      Document Description                     Method of Filing

   20               Monthly Certificateholders Statement     Filed herewith